                                                                    EXHIBIT 10.8

                              RESELLER AGREEMENT


     THIS RESELLER AGREEMENT made this 7th day of August, 1998

BETWEEN:

     NEWBRIDGE NETWORKS CORPORATION, a Canadian corporation, having its main office at 600 March Road, P.O. Box 13600, Kanata, Ontario, Canada K2K 2E6 ("Newbridge")

AND:

     MILLITECH CORPORATION, a Massachusetts corporation, having its main office at 20 Industrial Drive East,, South Deerfield, Massachusetts, U.S.A. 01373 ("Vendor")

WHEREAS Vendor is a manufacturer of Radio Frequency, Microwave and Millimeterwave Electronic components and systems;

WHEREAS Newbridge wishes to distribute certain Vendor products as an integral part of Newbridge's broadband wireless product line on a world-wide basis;

AND WHEREAS Vendor wishes to provide such Vendor products to Newbridge, in accordance with the terms and conditions of this Agreement;

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:


1.  DEFINITIONS

In this Agreement, unless the context otherwise requires:

    (a) "Agreement" shall mean this agreement and all attached schedules and exhibits, as may be amended in accordance with the provisions herein.

    (b) "Authorized Areas" shall mean the entire world, which Newbridge divides for its own purposes into the regions set forth in Schedule "B" hereto.

    (c) "Documentation" shall mean all sales, marketing and technical literature (excluding design drawings and documentation) prepared by Vendor or on its behalf relating to the Vendor Products, and any updates, modifications and enhancements made to them.

    (d)  "Effective Date" shall be the date first written above.

    (e) "End User" shall mean a person or entity that acquires a Vendor Product for its own use rather than resale or distribution.

    (f)  "Transfer Price" shall mean the price specified in Schedule A.

    (g) "Vendor Products" shall mean the products listed in Schedule "A" hereto, including all upgrades and enhancements thereto accepted (as provided in Section 8.1) by Newbridge.


2.  APPOINTMENT


    2.1  Appointment.  Subject to the terms and conditions of this Agreement,
    ---  -----------
Vendor hereby appoints Newbridge as an independent, non-exclusive, authorized reseller for the Vendor Products, in the Authorized Areas. Newbridge may exercise any of its rights hereunder either directly or through its subsidiaries, affiliates and/or distributors.

    2.2  Newbridge Private Label.
    ---  -----------------------

         (a) Notwithstanding anything herein contained to the contrary, Newbridge may at its option and at its cost, "private label" the Vendor Products, including marketing, licensing and distributing the Vendor Products:
(i) without Vendor trademarks, tradenames and/or service marks; and (ii) under different trademarks, trademames and/or service marks, including without limitation, Newbridge trademarks, tradenames and/or service marks (collectively the "Marks").

         (b) Newbridge shall be responsible for specification of the product and packaging labels for such private-labeled Vendor Products (collectively the "Labels"). Vendor shall be responsible for manufacturing of the Labels. Vendor shall promptly return or destroy any excess or unused Labels.

         (c) Other than the limited right to manufacture the Labels for the benefit of Newbridge in section 2.3(b), Vendor shall have no right, title, or interest in the Marks. Vendor shall make no other use of the Labels or Marks. Any Vendor Products with the Labels will be for the sole use of Newbridge, and shall not be provided to any other person or entity.

    2.3  Confidentially.
    ---  --------------

         (a) Each party acknowledges that, during the term of this Agreement, it may be exposed to certain confidential and/or proprietary information and materials regarding the other party's business, including but not limited to information concerning a party's technology, customers and suppliers, which is identified as confidential or proprietary at the time of disclosure ("Confidential Information").

         (b) However, Confidential Information shall not include any information or material which: (i) is in (or comes into) the public domain, provided it came into the public domain through no fault of the receiving party;
(ii) can be demonstrated to have been independently developed by the receiving party without reference to the Confidential Information; (iii) is rightfully received by the receiving party from a third party not under an obligation of confidence to the disclosing party with respect thereto; or (iv) is required by law or regulation to be disclosed, but then only to the extent of such required disclosure and under confidentiality to the extent reasonably possible.

         (c) Each party will: (i) use a reasonable standard of care to protect Confidential Information, (ii) not use Confidential Information except as permitted by the party disclosing such Confidential Information, (iii) not disclose Confidential Information except to its employees or representatives to whom disclosure is necessary to effect the purposes of this Agreement, and who are similarly bound to hold the Confidential Information in confidence; and (iv) not reproduce Confidential Information without the disclosing party's prior written consent.


3.  NEWBRIDGE'S OBLIGATIONS


    3.1  Marketing.  Newbridge shall use reasonable commercial efforts to market
    ---  ---------                   ---
the Vendor Products in the Authorized Areas.

    3.2  Technical Support.  Newbridge shall provide the support services for
    ---  ------------------
the Vendor Products to its End Users in the Authorized Areas, as provided in Schedule D.

    3.3  Trade-marks.  As applicable, Newbridge shall use Vendor's trade-marks
    ---  -----------
and logos in accordance with Vendor's reasonable written guidelines, as provided to Newbridge from time to time. End User services for the Vendor Products may be marketed and sold under any applicable Newbridge service marks or trademarks without restriction.

    3.4  Account Manager.  As applicable, Newbridge and Vendor shall assign
    ---  ---------------
individuals who will act as account co-ordination manager for Vendor and the Vendor Products.

    3.5  Forecast.  Newbridge shall provide Vendor upon execution of this
    ---  --------
Agreement a good faith, non-binding forecast of its estimated requirements for each of the Vendor Products (the "Forecast"), for an initial twelve (12) month
                   --------
period. Upon request of Vendor, Newbridge shall provide Vendor with an updated Forecast for Vendor Products for the following twelve (12) months. Vendor understands and agrees that such Forecasts shall not create any obligations on the part of Newbridge.

4.  VENDOR'S OBLIGATIONS


    4.1  Supply.  Vendor agrees to sell to Newbridge the Vendor Products and
    ---  ------
spare parts ordered by Newbridge in accordance with the terms of this Agreement.

    4.2  Documentation.  Vendor shall provide Newbridge with a master copy and a
    ---  -------------
reasonable number of copies of all Documentation for each Vendor Product. Vendor shall supply Documentation in both hard copy format and electronic format suitable for dissemination by Newbridge via the Internet and/or CD ROM. Vendor grants Newbridge a non-exclusive, royalty-free right and license to copy, use, modify, translate and otherwise prepare derivative works of the Documentation and distribute the Documentation and derivative works thereof to its End Users in the Authorized Areas. All material changes to the Documentation shall be approved by Vendor where such approval shall not be unreasonably withheld. Should Vendor fail to respond, within two working days, to a written request for approval, such approval shall be deemed accepted on the third working day after the written request for approval. Notwithstanding any provision to the contrary hereunder, in no event shall Vendor have any liability whatsoever from or in connection with any such changes to the Documentation which are not approved by Vendor.

    4.3  Technical Support.  Vendor shall provide the support services to
    ---  -----------------
Newbridge, and Newbridge shall provide support services to its distributors and End Users, as provided in Schedule D.

         4.3.1  Remote Diagnostic Tools.  In order for Newbridge to perform on-
         -----  -----------------------
line trouble shooting of the Vendor Product hardware and software, Vendor shall supply Newbridge with any remote diagnostic tools and routines that may be developed for the Vendor Products at no charge.

    4.4  Technical Information Service.  Vendor shall provide to Newbridge a
    ---  -----------------------------
range of post sales technical information at regular intervals to ensure that Newbridge has all current and relevant information regarding the Vendor Products. These shall include, but not be limited to, (as applicable) the latest software and hardware release notes, product release descriptions, technical tips and bulletins, problem report bug list, white papers, reports, product change notices, technical alerts, urgent problem notification and any other applicable Documentation. Vendor shall supply information in hard copy format and in electronic format suitable for dissemination by Newbridge via the Internet and/or CD ROM.

    4.5  Software Maintenance.  If the Vendor Products are, or contain,
    ---  --------------------
software, the following shall apply: Vendor shall provide to Newbridge at no cost all defect correction code (dot releases, patches, and software problem workarounds) for the Vendor Product software, and all associated Documentation and technical information. Vendor grants to Newbridge a royalty-free right and license to distribute such software and Documentation to Newbridge End Users who have current valid service agreements with Newbridge. Such software will be provided to End Users, at Newbridge's option, under either Newbridge's or Vendor's End User license terms. Vendor shall supply software maintenance release code in electronic format suitable for dissemination by Newbridge via the Internet and CD ROM.

    4.6  Training.  Vendor shall, at no cost, provide the following training
    ---  --------
services to Newbridge:

         (a)  Initial Training.  Vendor shall provide up to three (3) training
              ----------------
sessions for up to 15 Newbridge personnel on Vendor Products at Vendor's premises. Each party shall bear their own costs associated with such training. If Vendor does not have a suitable facility, training will be provided at Newbridge's facility and Vendors shall bear all its expenses, including salaries, travel and out-of-pocket expense associated with the training. Should Newbridge request that the training be held on its premises, Newbridge shall bear Vendors travel and out-of-pocket expenses associated with such training. The courses will train Newbridge personnel on the functionality of the Vendor Products as well as problem resolution procedures for the Vendor Products with the objective of developing a customized, multi-day, multi-product training and support program.

         (b)  Subsequent Training.  As new functionality is added to the Vendor
              -------------------
Products or new products are added to Schedule A, the Parties shall establish mutually acceptable levels of training to be provided at Vendor's facility. Each Party shall bear its travel and out of pocket expenses associated with the subsequent training. If Vendor does not have a suitable training facility, training will be provided at Newbridge's facility at Vendors expense.

         (c)  Training Materials.  Vendor grants to Newbridge a non-exclusive,
              ------------------
royalty-free right and license to copy, modify, use, and distribute training materials provided by Vendor.

         (d)  Additional Training.  Any further training requested by Newbridge,
              -------------------
over and above the obligations stated herein, shall be made available to Newbridge at Vendor's standard rates for like or similar training.

    4.7  Quality Metrics.  Vendor shall provide to Newbridge copies of its
    ---  ---------------
quality assurance manuals and procedures applicable to the Vendor Products. Vendor shall further grant Newbridge the right to witness Vendor's use of these procedures.

    4.8  Approvals.  Vendor is responsible for obtaining all applicable
    ---  ---------
approvals required to permit Newbridge to resell the Vendor Products in the Authorized Areas including, but not limited to, UL, CSA and FCC approvals. Vendor shall bear all costs associated with such approvals. Where permitted by law, Vendor shall assist Newbridge in registering second approvals in Newbridge's name. Any costs associated with second approvals shall be borne by Newbridge. Notwithstanding the foregoing, in the event that Newbridge requires approvals other than those sought in Vendor's normal course of business, the parties shall reasonably share the costs incurred by the approval process, based on good faith negotiations.

    4.9  Development of Custom Vendor Products.  Upon request from Newbridge,
    ---  -------------------------------------
Vendor will work with Newbridge on the modification, development and/or production of Vendor Products for specific market requirements of Newbridge. Such Vendor Products will be modified, developed and/or produced pursuant to the terms of a separate development agreement, to be negotiated in good faith by the parties.


5.  PRICE TERMS


    5.1  Purchase Price.  Except as provided below, Newbridge shall pay the
    ---  --------------
Transfer Price for the Vendor Products.

    5.2  Price Increase.  The Transfer Prices will remain unchanged for the
    ---  --------------
first year of this Agreement. Thereafter, Vendor may change the Transfer Price for the Vendor Products not more than once a year, and by no more than the greater of: (a) five percent (5%) per annum or (b) the annual increase for the preceding year in the U.S. Bureau of Labour Statistics Data index PCU3663#133 ("Radio and Television Broadcast and Communications Equipment, Point to Point Transmitters, Receivers, and power amplifiers (except satellite and amateur))". If Vendor desires a greater change in the Transfer Price per annum, it may do so only with the consent of Newbridge, which consent shall not be unreasonably withheld. Vendor shall give Newbridge no less than ninety (90) days advance written notice of any price changes. Price increases will not apply to any orders already placed with Vendor, or to any Vendor Products to be ordered by Newbridge following a quotation provided to an End User before the effective date of the increase, provided such order is made within six (6) months of the effective date of the increase. This time period may be extended, on a case-by-case basis, upon mutual consent of the parties.

    5.3  Delivery Costs.  All Vendor Products are FCA (Incoterms, 1990) Vendor's
    ---  --------------
shipping point, provided, however, that Vendor shall not be obligated to obtain any export license not permitted by applicable law or which it has been unable to obtain after reasonable efforts. Vendor shall use the carrier specified by Newbridge (if any), and shall charge all delivery costs against the Newbridge account number authorized by Newbridge on a case-by-case basis.

    5.4  Taxes.  The prices for the Vendor Products do not include shipping,
    ---  -----
insurance, sales taxes or duties. Newbridge will pay (or reimburse Vendor) all such shipping, insurance, taxes or duties designated, levied or based upon this Agreement, except those based on Vendor's income. Newbridge may deduct from payments to Vendor (if a nonresident of Canada) any amounts required to be withheld by Canadian law. For greater certainty, as of the Effective Date, amounts to be withheld are currently described in Section 212 and Regulation 105 of the Income Tax Act, Canada, as amended, all of which are subject to change.

6.  ORDERING PROCEDURE, DELIVERY AND PAYMENT TERMS


    6.1  Purchase Orders.  Newbridge shall order the Vendor Products by issuance
    ---  ---------------
of a written purchase order ("Purchase Order"). Each Purchase Order shall include the desired quantity of Vendor Products, a requested ship date (the "Ship Date"), the method of shipment and the location to which the Vendor Products should be shipped. Vendor will use all reasonable efforts to meet the requested ship date in Newbridge's Purchase Order.

    6.2  Acceptance.  Vendor shall promptly process Purchase Orders issued by
    ---  ----------
Newbridge and shall accept all Purchase Orders made in accordance with this Agreement whose Ship Date is not less than eight (8) weeks from the date of the Purchase Order, unless there are material amounts owed to Vendor by Newbridge which are overdue. Purchase Orders will be deemed to be accepted, unless written notice of rejection of a Purchase Order (or part thereof) is made within five
(5) business days of Vendor's receipt of the Purchase Order. Where Vendor rejects any Purchase Order (or part thereof), it shall provide Newbridge the reasons for rejection.

    6.3  Re-Scheduling.  Newbridge may re-schedule an order or any part thereof
    ---  -------------
to a cumulative (for all re-schedules pertaining to that order) maximum of forty-five (45) days from the original Ship Date. If Newbridge desires to reschedule an order or any part thereof, Newbridge shall pay the fee shown below as compensation for Vendor's additional costs involved (which both parties agree constitutes a reasonable estimate of such costs):

Reschedule Request Received This Number of         Fee (as a Percentage of Transfer Price of
 Days Prior to Original Ship Date                         Rescheduled Vendor Products)
-----------------------------------------------------------------------------------------------
Over 90                                                               [***]
-----------------------------------------------------------------------------------------------
Over 60 but less than or equal to 90                                  [***]
-----------------------------------------------------------------------------------------------
Over 30 but less than or equal to 60                                  [***]
-----------------------------------------------------------------------------------------------
Less than or equal to 30                                              [***]
-----------------------------------------------------------------------------------------------

    6.4 Cancellation.  Newbridge may cancel a Purchase Order for Vendor Products
    --- ------------
(or part thereof) up to [***] prior to the original Ship Date (i.e.
the Ship Date before any re-scheduling occurred). If such cancellation occurs as a result of the cancellation by Newbridge's End User of the corresponding order, Newbridge shall pay [***] in accordance with generally accepted accounting principles (provided however, that in no event shall such amounts in aggregate exceed the fees specified in the table below). If such cancellation occurs for any other reason, Newbridge shall pay Vendor the fee shown below as compensation for Vendor's additional costs involved (which both parties agree constitutes a reasonable estimate of such costs):

[***] Confidential Treatment Requested.

Cancellation Request Received This Number of       Fee (as a Percentage of Transfer Price of
 Days Prior to Original Ship Date                    Vendor Products Sought to be Canceled)
-----------------------------------------------------------------------------------------------
Over 90                                         [***]
-----------------------------------------------------------------------------------------------
Over 60 but less than or equal to 90            [***]
-----------------------------------------------------------------------------------------------
Over 30 but less than or equal to 60            [***]
-----------------------------------------------------------------------------------------------

However, if such cancellation is for Vendor Products specifically designed for and used by Newbridge alone ("Custom Vendor Products"), Newbridge shall pay Vendor [***]. However, in no event shall such fees and expenses exceed [***] of the Transfer Price of the order being canceled. Upon request, Vendor shall provide Newbridge with copies of documentation in support of [***] that are reasonably acceptable to Newbridge.

    6.5  Invoicing and Payment.  Vendor shall issue an invoice on shipment of
    ---  ---------------------
the Vendor Product(s). Newbridge shall pay all amounts due to Vendor by wire transfer within forty five (45) days of receipt of an invoice from Vendor. In the event of a dispute on an invoice, all undisputed amounts shall be paid in accordance with the foregoing. Upon resolution of any disputed amounts, such agreed-upon amounts shall be paid within thirty (30) days of the resolution.

    6.6  Stock Adjustment and Update for non-Custom Vendor Products.  Except for
    ---  ----------------------------------------------------------
Custom Vendor Products (which are dealt with in section 6.7 below), Newbridge shall have the right to make stock adjustments and/or updates, subject to a payment by Newbridge of a restocking charge equal to [***] of the price originally paid by Newbridge for Vendor Products being returned. Returned Vendor Products must be unused. Vendor will, at Newbridge's option, either (i) credit Newbridge's account, or (ii) provide Newbridge with a revision level change for Vendor Products returned.

    6.7  Stock Adjustment and Update for Custom Vendor Products.  Upon Vendor's
    ---  ------------------------------------------------------
prior written consent (which shall not be unreasonably withheld or delayed), Newbridge may make stock adjustments and/or updates for Customer Vendor Products, subject to a -payment by Newbridge of a restocking charge equal to [***] of the price originally paid by Newbridge for Custom Vendor
Products being returned. Returned Custom Vendor Products must be unused. Updates to Custom Vendor Products will be done by Vendor on a time and materials basis, plus [***].

    6.8  Product Returns.  In addition to other rights and remedies available to
    ---  ---------------
Newbridge, Newbridge shall have the right to return to Vendor for a fall refund within twelve (12) months of shipment to an End User, any Vendor Product which fails to comply in all material respects to the quality, form, fit or function as described in such Vendor Product's Documentation as ordered by Newbridge.

[***] Confidential Treatment Requested.

7.  TITLE AND SHIPPING


    7.1  Title.  Title. without encumbrance, and with risk of loss or damage, to
    ---  -----
the Vendor Products shall pass to Newbridge upon delivery to the carrier designated by Newbridge. Newbridge shall provide Vendor with the details of its shipping arrangements such that Vendor may prepare each shipment and make timely delivery to the carrier.

    7.2  Shipping Terms.  For Purchase Orders placed pursuant to this Agreement,
    ---  --------------
Vendor shall ship to Newbridge (unless there are amounts of over [***] owed to Vendor by Newbridge which are overdue) freight collect except that Vendor shall pay any additional freight costs necessary to meet the original ship date provided to Newbridge if the shipment would otherwise arrive late by the use of normal shipping priority because of Vendor's fault or delay. The appropriate shipping location will be based on Newbridge's specified delivery location and the availability of Vendor Products.

    7.3  Shipping Packaging.  All product shipped to Newbridge shall be bulk
    ---  ------------------
packaged in a master carton of appropriate design and size to provide security from physical damage.


8.  PRODUCT CHANGES


    8.1  Product Changes.  Vendor must provide ninety (90) days' prior written
    ---  ---------------
notification to Newbridge if it intends to make any changes to any of the Vendor Products which affect the Vendor Product's form, fit, function or the approvals required for such Vendor Product(s). For any other changes to the Vendor Products, Vendor must provide prior written notification to Newbridge. In addition, in no event may changes adversely affect the Vendor Products, their performance, features, functionality or required approvals without prior written consent of Newbridge.

    8.2  Software Release Support.  If the Vendor Products are, or contain,
    ---  ------------------------
software, the following shall apply: Vendor shall support the current and the two prior major releases of software for the Vendor Products in accordance with Schedule D. However, Newbridge may, at no charge, require Vendor to continue to produce and support older versions of the Vendor Products for specific Newbridge customers, for a reasonable period of time.

    8.3  Manufacturing.  In no event shall Vendor change its manufacturing and
    ---  -------------
testing facility, and/or any outsourcing of same, for the Vendor Products without prior written consent of Newbridge, where such consent not to be reasonably withheld or delayed.

[***] Confidential Treatment Requested.

    The Vendor may only discontinue the manufacture of a Vendor Product if:

              (i) the total purchases of such Vendor Product by Newbridge to Vendor over the last three (3) quarters does not exceed [***]; and

              (ii) Vendor shall provide at least six (6) months written notice to Newbridge; and

              (iii) Vendor shall give Newbridge, at a price to be mutually negotiated in good faith, the opportunity to purchase a last time buy of the millimeter-wave circuits on carriers for incorporation into such discontinued Vendor Products and a license to use Vendor's intellectual property and other confidential information necessary to manufacture and test such discontinued Vendor Products (except for millimeter-wave circuits on carriers) and to incorporate millimeter-wave circuits on carriers into Vendor Products.

In furtherance of the foregoing and subsequent to Vendor's notification to Newbridge of the discontinuance of manufacturing of any Vendor Products, Vendor and Newbridge shall negotiate in good faith, if requested by Newbridge, a mutually acceptable escrow agreement with a mutually acceptable escrow agent pursuant to which Vendor shall deliver to such escrow agent a copy of Vendor's intellectual property and other confidential information necessary to manufacture and test such discontinued Vendor Products (except for millimeter-wave circuits on carriers) and to incorporate millimeter-wave circuits on carriers into Vendor Products and such escrow agent shall be authorized and directed to release such materials to Newbridge upon Newbridge's purchase of the last time buy of millimeter-wave circuits on carriers and license referred to above. The confidentiality provisions of Section 2.3 shall apply to the Confidential Information to be provided under this Section 8.3.

    8.4  Repairs: Spares.  Vendor shall provide at its then-standard prices,
    ---  ---------------
spare parts for and the capability for repairing, the Vendor Products for a period of not less than five (5) years from the date of the last shipment of Vendor Products to Newbridge. If, within the five (5) year period Vendor fails to maintain such capability, Vendor shall provide functionally equivalent products at a cost not to exceed the cost of the spare parts that would have been required to repair the Vendor Products. Vendor's prices will be no greater than Vendor's lowest price to any other customer in comparable circumstances. Vendor may subcontract its obligations under this section 8.4 (at no cost to Newbridge) with the prior, written consent of Newbridge, which shall not be unreasonably withheld. In lieu of the foregoing obligations (whether or not Newbridge exercises the following opportunity), Vendor may offer Newbridge, at a price to be mutually negotiated in good faith, the opportunity to purchase a last time buy of spares of millimeter-wave circuits on carriers for incorporation into such Vendor Products and a five (5) year license to use Vendor's intellectual property and other confidential information necessary to manufacture and test Vendor Products (except for millimeter-wave circuits on carriers) and to incorporate millimeter-wave circuits on carriers into Vendor Products.

[***] Confidential Treatment Requested.

In furtherance of the foregoing and subsequent to the date of the last shipment of Vendor Products to Newbridge, Vendor and Newbridge shall negotiate in good faith, if requested by Newbridge, a mutually acceptable escrow agreement with a mutually acceptable escrow agent pursuant to which Vendor shall deliver to such escrow agent a copy of Vendor's intellectual property and other confidential information necessary to manufacture and test Vendor Products (except for millimeter-wave circuits on carriers) and to incorporate millimeter-wave circuits on carriers into Vendor Products and such escrow agent shall be authorized and directed to release such materials to Newbridge upon Newbridge's purchase of the spares and license referred to above. The confidentiality provisions of Section 2.3 shall apply to the Confidential Information to be provided under this Section 8.4.

    8.5  Continuing Technical Support.  Vendor shall continue to provide
    ---  ----------------------------
technical support services to Newbridge for Vendor Products which have been manufacturer discontinued, for a period of not less than [***] from the date of the last shipment of Vendor Products to Newbridge. Vendor may subcontract its obligations under this section 8.4 (at no cost to Newbridge) with the prior, written consent of Newbridge, which shall not be unreasonably withheld.


9.  REPRESENTATIONS AND WARRANTIES


    9.1  Vendor represents and warrants that:
    ---  -----------------------------------

         (a) it has the power and authority, and all rights, licenses and permits required, to execute this Agreement and to satisfy and perform its obligations and responsibilities set forth herein;

         (b) it will comply with all laws, regulations, reasonable practices and standards applicable to the obligations assumed by Vendor under this Agreement;

         (c) the Vendor Products conform to all applicable regulatory and/or type approvals, as provided in Schedule E attached hereto which may be amended form time-to-time with consent of the Parties.

         (d) Vendor will upon notice from Newbridge use reasonable efforts to enforce any third party warranty (express or implied) on behalf of Newbridge. Upon reasonable request, Vendor will permit Newbridge to participate in such enforcement.

         (e) except as expressly disclosed in the Documentation, no Vendor Product which includes software contains "product keys", "expiry codes" or other codes or devices that may prevent Newbridge or its End Users from using the software at any time, except as disclosed in writing to Newbridge;

[***] Confidential Treatment Requested.

         (f) it will have title to the Vendor Products immediately prior to the passing of title to Newbridge; and

         (g) the Vendor Products, and their use or distribution do not infringe any copyright, patent, trade secret, or other proprietary or contractual right or obligation. This warranty does not extend to: (i) the use of any Vendor Product in manner for which is was not designed; (ii) the unauthorized modification of the Vendor Products by Newbridge; or (iii) the use of any Vendor Product in combination with any other equipment, products or other materials, unless such equipment, products or other materials are provided by Vendor, or referred to or recommended as appropriate for use in combination with such Vendor Product in any written material which has been: (1) made generally available by Vendor (subject to any limitations or restrictions contained in such materials), and/or (2) provided to Newbridge by Vendor.

    9.2  Newbridge represents and warrants that:

         (a) it has the power and authority, and all rights, licenses and permits required, to execute this Agreement and to satisfy and perform its obligations and responsibilities set forth herein; and

         (b) it will comply with all laws applicable to the obligations assumed by Newbridge under this Agreement;

    9.3  Year 2000 Compliance Warranty.  Vendor represents and warrants that all
    ---  -----------------------------
Vendor Products are designed to be used prior to, during and after the calendar year 2000 A.D. and will operate without any error arising from or relating to date data which represents or references: a leap year; different centuries; more than one century; or dates from January 1, 2000 onwards.

    9.4  Vendor Warranty Obligations.  If requested to do so by Newbridge,
    ---  ---------------------------
Vendor will promptly provide Newbridge with test results (using Newbridge's test specification (document GFS-032)) which clearly show that the Vendor Products comply with this Year 2000 compliance warranty in all respects. Vendor shall, without charge to Newbridge, promptly repair or replace any Vendor Products which are not compliant with the terms of this warranty, in addition to other remedies available to Newbridge.


10. PRODUCT WARRANTY AND REPAIR PROCEDURE


    10.1  Product Warranty.  Vendor further warrants to Newbridge that the
    ---   -----------------
Vendor Products (excluding software which can be loaded into such hardware by a Customer) will be free from defects in material and workmanship and will function in accordance with the Documentation for a period of the lesser of:
[***] from date of delivery to Newbridge's End Users or [***] from date of delivery to Newbridge. Vendor further warrants that the Vendor Product software will function in accordance with the

[***] Confidential Treatment Requested.

published specifications for a period [***] after delivery to a Newbridge End User of the Vendor Products. The above warranties shall be collectively referred to as the "Warranty Period". During the Warranty Period, Vendor will, at no cost, make all necessary repairs and replacements to maintain the Vendor Products in the condition warranted. Unilateral extension of the Warranty Periods by Newbridge shall not be binding upon Vendor.

    10.2  Repair or Replacement Option.  If Vendor is not able to rectify
    ----  ----------------------------
(repair or replace) a defect in a Vendor Product within the time periods specified in Schedule C it shall, at Newbridge's option, accept return of the defective Vendor Products, and refund to Newbridge all amounts paid in respect thereof.

    10.3  Support Warranty.  Vendor also warrants that the support services
    ----  ----------------
shall be provided by appropriately trained personnel, in a competent and professional manner. Vendor will exercise a professional standard of care in performing its obligations under the Agreements and monitoring its contractors in the performance of the obligations delegated to them.

    10.4  Repair Procedure.  Newbridge agrees to comply with Vendor's standard
    ----  ----------------
repair procedure, as set out in Schedule C attached hereto.


11. DISCLAIMER OF OTHER WARRANTIES


EXCEPT FOR THE WARRANTIES CONTAINED IN THIS AGREEMENT, VENDOR DISCLAIMS ALL OTHER WARRANTIES ON THE VENDOR PRODUCTS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


12. INFRINGEMENT


    12.1  Defense and Indemnity.  Vendor will defend Newbridge and End Users
    ----  ---------------------
against any claim, legal proceeding or demand alleging a Vendor Product, its distribution or use, infringes any copyright, patent, trade secret, or any other contractual or proprietary right (a "Claim"); provided Vendor is promptly notified of the Claim and is given authority to defend and settle it. Vendor will indemnify and hold Newbridge and End Users harmless from and against all costs, expenses, legal fees, damages, settlement amounts and other liabilities arising out of or in respect of a Claim. Notwithstanding the foregoing, Vendor shall have no obligation to indemnify or hold Newbridge harmless under this
Section 12.1 to the extent that any Claim arises from: (i) the use of any Vendor Products in manner for which it was not designed; or (ii) the unauthorized modification of the Vendor Products by Newbridge; or (iii) the use of any Vendor Product in combination with any other equipment products or other materials, unless such equipment, products or other materials are provided by Vendor, or referred to or recommended as appropriate for use in combination with such Vendor Product in any written

[***] Confidential Treatment Requested.

material which has been: (1) made generally available by Vendor (subject to any limitations or restrictions contained in such materials), and/or (2) provided to Newbridge by Vendor.

    12.2  Remedies.  In the event Newbridge, its distributors or End Users are
    ----  --------
enjoined from their use of any of the Vendor Products due to a Claim that is subject to an obligation to indemnify by Vendor under Section 12.1 above, Vendor will (at no charge) promptly either:

         (a) procure for Newbridge and its distributors End Users the right to continue distributing and using the Vendor Product;

         (b) render the Vendor Product non-infringing without materially diminishing the Vendor Product's performance, functionality or features;

         (c)  replace the Vendor Product with equivalent non-infringing goods;
or

         (d) if Vendor determines in its reasonable opinion that the provisions of Sections 12.2(a) through 12.2(c) are not reasonably possible, having made reasonable efforts, Vendor will remove the Vendor Products and refund the Transfer Price paid for such Vendor Products.

    12.3  Not Applicable.  Section 13 ("Limitation of Liability") shall not
    ----  --------------
apply in any respect to this Section 12.


13. LIMITATION OF LIABILITY


     13.1  Limitation.  EXCEPT FOR SECTION 12 ABOVE, NEITHER PARTY, THEIR
     ----  ----------
EMPLOYEES, AGENTS, OFFICERS OR DIRECTORS SHALL BE LIABLE IN ANY WAY WHATSOEVER, FOR ANY INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR BUSINESS REVENUE, LOST BUSINESS, FAILURE TO REALIZE EXPECTED SAVINGS, OR OTHER COMMERCIAL OR ECONOMIC LOSS OF -ANY KIND WHATSOEVER, WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE OR EITHER PARTY, THEIR EMPLOYEES, AGENTS, OFFICERS OR DIRECTORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR SECTIONS 2.3 AND 12 ABOVE AND FOR ANY CLAIMS RELATING TO WILLFUL INFRINGEMENT OF A PARTY'S INTELLECTUAL PROPERTY PROVIDED BY ONE OF THE PARTIES HEREUNDER, THE TOTAL CUMULATIVE LIABILITY OF VENDOR AND NEWBRIDGE, (AS WELL AS THEIR EMPLOYEES, AGENTS, OFFICERS AND DIRECTORS) FOR ALL CLAIMS FOR COSTS, LOSSES OR DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL NOT EXCEED THE TOTAL AMOUNTS PAID TO VENDOR BY NEWBRIDGE UNDER TIES AGREEMENT.

    13.2  Trust.  The foregoing provisions limiting the liability of Newbridge's
    ----  -----
and Vendor's employees, agents, officers and directors shall be deemed to be trust provisions for the benefit of such employees, officers, directors and agents and shall be enforceable by such as trust beneficiaries.


14. TERM; RENEWAL


Unless otherwise terminated in accordance with the provisions herein, this Agreement shall remain in effect for a period of three (3) years from the Effective Date (the "Initial Term"). Upon expiration of the Initial Term and each Renewal Term thereafter, this Agreement will be automatically renewed for an additional one (1) year term ("Renewal Term") unless terminated by either party upon sixty (60) days' notice prior to the expiration of the Initial Term or any Renewal Term.


15. TERMINATION

    15.1 Either party may terminate this Agreement if:
    ---- --------------------------------------------

         (a) the other party breaches any material term of this Agreement, and fails to remedy such breach within thirty (30) days of receiving notice to do so by the non-defaulting party;

         (b) any proceeding in bankruptcy, receivership, liquidation or insolvency is commenced against the other party or its property, and the same is not dismissed within thirty (30) days; or

         (c) the other party makes any assignment for the benefit of its creditors, becomes insolvent, commits any act of bankruptcy, ceases to do business as a going concern, or seeks any arrangement or compromise with its creditors under any statute or otherwise.


16. EFFECT OF TERMINATION OR EXPIRY


In the event that this Agreement is terminated or expires:

         (a) Vendor shall process all Purchase Orders received from Newbridge prior to the effective date of termination or expiry, and shall accept all such Purchase Orders made in accordance with this Agreement, unless termination is due to non- payment of amounts owed hereunder. Newbridge shall, subject to the terms of this Agreement, accept delivery of Vendor Products ordered through Purchase Orders submitted by Newbridge;

         (b) Newbridge and its distributors shall be entitled to continue to distribute any Vendor Products contained in their inventory on the effective date of termination, or Vendor Products subsequently received from Vendor. However, notwithstanding the foregoing, if Vendor has terminated this Agreement because of a breach by Newbridge, Vendor may, at its option, require Newbridge to return any Vendor Products contained in its inventory on the effective date of termination, for a full refund of all amounts paid by Newbridge for such Vendor Products;

         (c) Neither party shall, by reason of the termination or expiry of this Agreement, be liable to the other for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales, or on account of expenditures, investments, leases or commitments entered into or made in connection with the business or goodwill of the other;

         (d) Notwithstanding any other provision of this Agreement, no termination or expiry of this Agreement shall:

              (1) affect the rights of End Users to continue to use any Vendor Products;

              (2) affect the rights of End Users to continue to receive technical support services from Newbridge as may be contracted for prior to the effective date of termination of the Agreement, or

              (3) affect the rights of Newbridge to receive technical support services from Vendor as described herein, for the duration of the then-current term of any Customer contracts as in effect on the date of termination (as specified in writing by Newbridge to the Vendor within ten (10) business days of termination).


17.  FORCE MAJEURE


Neither party shall be deemed to be in default of any provision of this Agreement for any failure in performance resulting from acts or events beyond its reasonable control, including acts of God. Each party will use its best efforts to anticipate such failures and to devise means to eliminate or minimize them. But if a failure continues for more than sixty (60) days, either party may terminate the Agreement immediately upon notice.

18. MISCELLANEOUS


    18.1 Assignment.  Except for Section 15.2, either party may assign or
    ---- ----------
transfer (by operation of law or otherwise) this Agreement only by written notice to the other party. In no event may Vendor assign or transfer (by operation of law or otherwise) Section 15.2. In the event that a party wishes to assign or transfer this Agreement (the "Assignor/Transferor") in accordance with this Section 18. 1:

              (i) The Assignor/Transferor must give the other party (the "Other Party") at least thirty (30) days prior notice;

              (ii) the assignee/transferee must accept the foregoing assignment/transfer and agree that, from and after the date of such assignment/transfer, it shall be bound by and perform all of the provisions of this Agreement to the same extent as if the assignee/transferee had been an original party to this Agreement instead of the Assignor/Transferor; and

              (iii) in addition to its other rights under this Agreement, the Other Party may, in its discretion, terminate the Agreement for convenience upon ninety (90) days written notice; provided, however, that Vendor shall not have the option to terminate this Agreement if Newbridge assigns or transfers this Agreement to any person or entity of which Newbridge (directly or indirectly) owns at least twenty five percent (25%) of the issued and outstanding shares.

    18.2 Governing Law.  This Agreement shall be governed by the laws of the
    ---- -------------
State of Virginia (except for its conflict of laws provisions), and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts located in the State of Virginia. The parties expressly exclude from this Agreement all the provisions of the Vienna Convention, 1980 (The United Nations Convention on Contracts for the International Sale of Goods). The remedies specified in the Agreement will not be considered the sole remedies of the parties.

    18.3 Severability.  The provisions of this Agreement shah be deemed
    ---- ------------
severable. If any provision of this Agreement shall be held unenforceable by any court of competent jurisdiction, it shall be severed from this Agreement and the remaining provisions shall remain in full force and effect.

    18.4 Amendments.  This Agreement shall not be amended or modified except in
    ---- ----------
writing signed by the parties hereto. No course of dealing or usage of trade by or between the parties shall be deemed to effect any such amendment or modification.

    18.5 Headings.  All headings and captions contained herein are for
    ---- --------
convenience and ease of reference only and are not to be considered in the construction or interpretation of any provision of this Agreement.

    18.6 Sections.  Numbered or lettered paragraphs, subparagraphs and
    ---- --------
schedules contained in this Agreement refer to sections, subsections and schedules of this Agreement.

    18.7 Survival.  Sections 2.3, 3.3, 4.3 (but not 4.3.1), 5, 6.3, 6.4, 6.5,
    ---- --------
6.8, 8.4, 8.5, 9, 10, 11, 12, 13, 16, 17, and 18 shall survive termination or expiry of this Agreement.

    18.8 Notices.  Any notice required shall be sent by certified or registered
    ---- -------
mail, return receipt requested, addressed as follows:

         To Vendor:    Millitech Corporation
                       20 Industrial Drive East
                       South Deerfield, MA  01373
                       Attention:  John L. Youngblood, President and CEO
                       Tel.  No.       (413) 665-8551
                       Fax No.        (413) 665-0089

         To Newbridge: Newbridge Networks Corporation
                       P.O. Box 13600
                       600 March Road
                       Kanata, Ontario K2K 2E6
                       CANADA
                       Attention:  President
                       Tel.  No.       (613) 591-3600
                       Fax No.        (613) 591-3680

         with a copy to the Legal Department, at the above address, Fax No. (613) 599-3672.

    18.9 Waivers.  Any consent by any party to, or waiver of, a breach by the
    ---- -------
other, whether express or implied, shall not constitute a consent to, or a waiver of any other, different or subsequent breach.

    18.10 Relationship.  Neither Newbridge nor Vendor shall represent that its
    ----- ------------
relationship with respect to the other party is other than as an independent contractor. Nothing in this Agreement shall create in either party any right or authority to incur any obligations on behalf of, or to bind in any respect, the other party and nothing in this Agreement shall be construed to create any agency, joint venture or partnership.

    18.11 Public Announcements.  Neither party may use the name of the other
    ----- --------------------
party, disclose any of the terms of this Agreement, or disclose the existence of this Agreement, (including without limitation by way of an announcement or press release) without the prior, written consent of the other party.

    18.12 Attorney's Fees.  If litigation or other judicial or administrative
    ----- ---------------
action is commenced between the parties concerning any dispute arising out of or relating to this Agreement, the prevailing party in any contested ancillary proceeding relating to the action (e.g. motions to transfer, to compel discovery, etc.) and the prevailing party in the action itself will be entitled, in addition to any other award that may be made, to recover all court costs or other official costs and all reasonable expenses associated with the ancillary proceeding or action, including without limitation reasonable attorney's fees and expenses.

    18.13 Entire Agreement; Governing Terms.  This Agreement constitutes the
    ----- ---------------------------------
entire agreement between the parties hereto with respect to the subject matter hereof, and cancels and supersedes any prior understanding and agreements between the parties relating thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied, statutory or otherwise between the parties, except as expressly set forth in this Agreement. All additional or different terms or conditions contained in either party's purchase orders, acknowledgments, invoices or other business forms shall be void and of no effect.

    18.14  U.S. Dollars.  All dollar amounts in this Agreement are in U.S.
    -----  ------------
Dollars.


IN WITNESS WHEREOF the parties hereto have duly executed this Agreement.


NEWBRIDGE NETWORKS CORPORATION         MILLITECH CORPORATION


Conrad Lewis                           John L. Youngblood
------------------------------         ------------------------------
(Print)                                (Print)


/s/ Conrad Lewis                       /s/ John L. Youngblood
------------------------------         ------------------------------
(Signature)                            (Signature)


Executive Vice President               President
------------------------------         ------------------------------
(Title)                                (Title)

                                  SCHEDULE A

                                VENDOR PRODUCTS

    NEWBRIDGE             VENDOR                                                     TRANSFER
      PART                 PART              PRODUCT              ANNUAL               PRICE
     NUMBER              NUMBER/3/         DESCRIPTION          QUANTITY/4/            (US$)
-----------------  ------------------  ------------------   ------------------  -----------------
-------------------------------------------------------------------------------------------------
                      90312378901             OTO                 [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                      9031238101              ORU                 [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                      9031238401              OTRU1               [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                         TBD                  OTRU2               [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------
                                                                  [***]               [***]
-------------------------------------------------------------------------------------------------

Note:  1 US Block A, US Block B, Canada
       2 Korea
       3 Vendor Part Numbers are only for Canada. Part Numbers for US and Korea have not been defined.
       4 On a quarterly basis (or with such other frequency as the parties may agree), the parties will meet to discuss and agree upon the Annual Quantity to assign for each Vendor Product, based on the forecasts provided by Newbridge. On our about thirty (30) days after each anniversary of the Effective Date of this Agreement, the parties will meet to negotiate, in good faith and on a mutually satisfactory basis, the possible adjustment (as mutually agreed to) of the prices paid by Newbridge for the Vendor Products in the preceding year. Such adjustment (if any) would be based upon: (i) the total amount of each Vendor Product purchased by Newbridge, its subsidiaries, affiliates and business partners (whether or not such purchases were made under this Agreement, or another agreement) during the preceding year, and (ii) the aggregate

[***] Confidential Treatment Requested.

       price paid by Newbridge for such Vendor Products, so that the adjusted prices would reasonably reflect the amounts purchased by Newbridge.

                                  SCHEDULE B

                               AUTHORIZED AREAS

The Authorized Areas are the following regions of the world, as defined by
Newbridge:
 .  NORTH AND SOUTH AMERICA (NSA)
 .  EUROPE, MIDDLE EAST AND AFRICA (EMA)
 .  ASIA PACIFIC REGION, INCLUDING THE FORMER SOVIET UNION (APR)

as such may be amended by Newbridge from time to time.

                                  SCHEDULE C

                          REPAIR AND RETURN PROCEDURE


1.  REPAIR PROCEDURE AND RETURN AUTHORIZATION

    1.1 Vendor has a centralized repair facility for servicing of all Vendor Products. All requests for return of Vendor Products shall be made to Vendor. Vendor representatives will obtain all necessary information for processing the return and shall issue Newbridge a return authorization number within one (1) working days of receipt of Newbridge's request. No Vendor Product shall be returned by Newbridge without prior verbal, electronic or written authorization.

    1.2 Unless Vendor is authorized by its third-party suppliers to repair third-party equipment itself, Vendor will escalate all requests for service of the third-party equipment to the applicable third-party supplier and repairs of the third-party equipment will be completed by that third-party supplier.

    1.3 Defective Vendor Products will be returned by Newbridge with the return authorization number written clearly on the outside of the package, and shipped prepaid to:

    Millitech Corporation
    20 Industrial Drive East
    South Deerfield, MA 01373
    Attention:  Service Department
    Phone: (413) 665-8551


2.  WARRANTY REPAIRS


    2.1 At its discretion, Vendor will either repair or replace defective Vendor Products covered under warranty within ten (10) working days of its receipt. The warranty period for repaired or replaced Vendor Products shall be the remainder of the original warranty or [***], whichever is greater.

    2.2 Vendor Products found to be without defect after testing by Vendor, may be subject to Vendor's then-current handling charges.

[***] Confidential Treatment Requested.

3.  OUT-OF-WARRANTY REPAIRS

    3.1 Vendor will either repair or replace, at Newbridge's cost, defective Vendor Products not covered under warranty, within ten (10) working days of its receipt. Repair charges are available from Vendor's repair facility upon request. The warranty on serviced Vendor Products is [***] measured from date of service. Out-of-warranty repair charges are based upon the prices in effect at the time of return.


4.  REPORTS


Vendor shall provide a written report for any root cause analysis and its final determination regarding specific unit returns or in-warranty repair. The reporting shall include:

    a)  RMA number
    b)  description of problem
    c)  root cause of problem
    d)  corrective actions
    e)  target dates for implementing corrective action


5.  ADVANCE REPLACEMENT SERVICE


Vendor agrees to hold a full set of spares for the Vendor Products at the Vendor's facility in South Deerfield, MA in order to provide 24 hour advance replacement services to Newbridge: [***]

[***] Confidential Treatment Requested.

                                  SCHEDULE D

                               SUPPORT SERVICES


1.  SUPPORT LEVELS AND INTERFACE DEFINITIONS


These provisions are to be used by Newbridge and Vendor personnel for the support level that must be provided for any problem or issue before it can be escalated to the next defined level.

The activities identified are the minimum required, and may be supplemented by further actions during the course of the problem investigation in order to expedite a resolution. First and Second-Level Support will be provided by Newbridge for Newbridge End Users who have purchased the products from Newbridge or its business partners. Third-Level Support will be provided by Vendor to Newbridge and directly to Newbridge End Users as deemed necessary by Newbridge.

    1.1  First-Level NTAC (Front Office) Support.  Newbridge will provide front
    ---- ---------------------------------------
office TAC support and basic help desk functions to the End User. Typically this will include initial call handling, call logging, assignment of call priority (Emergency, High, Medium and Low) and queue placement . This will be performed by either the Newbridge Technical Assistance Centre (NTAC) or the Newbridge Distributor/Service Agent. The NTAC is the focal point for all operational support activities and is the contact point between the Customer and Newbridge. NTAC is staffed and operational seven days a week, twenty-four hours a day, 365 days per year for first-level front office support.

    1.2  First-Level NTAC (Back Office) Support.  Newbridge will provide initial
    ---- --------------------------------------
product problem diagnostic services for identifying problems and generic application faults, analysis, and where possible, problem resolution.

    1.3  Second-Level Support.  Newbridge will provide detailed product problem
    ---- --------------------
analysis, as well as any problem duplication in the NTAC laboratory. Second-Level Support will provide more detailed problem diagnostic services for identifying complex problems and application faults that cannot be resolved by First-Level Back Office Support. Second-Level Support will be responsible for the application of any maintenance releases or End User-specific fixes that Vendor Support will provide. Second-Level Support will also provide interface and escalation to Vendor Third-Level Support as required.

    1.4  Third-Level Support.  Vendor will provide Newbridge with 24 hours by
    ---- -------------------
365 days per year access to a senior consultant, based in Vendor's facility, for product design problem analysis, and to formally escalate the problem as described in section 2.0 of this Schedule. Typical duties include, providing reasonable levels of technical assistance to the First-and Second-Level Support organizations and timely delivery of defect correction code and associated documentation.

    1.5  On-Site Support.  Vendor will also provide Newbridge with on-site
    ---- ---------------
support if a problem is determined by mutual consent of Vendor and Newbridge to be a valid design problem and travel is necessary. Vendor will provide for travel and per them for Vendor personnel at no charge to Newbridge. However, Newbridge may also require Vendor to perform such on-site support for which Newbridge will pay in accordance with the current published Vendor Time, Materials and Expense rates.

    1.6  Installation.  Newbridge will arrange for installation services at the
    ---- ------------
End User site. Newbridge may require Vendor to perform such installation, for which Newbridge will pay in accordance with the Vendor's current published Time, Materials and Expense rates.

    1.7  Vendor Contacts for Services.  The parties will notify each other of
    ---- ----------------------------
their points of contact, for any of the Vendor support services. As well, the parties will complete and keep up to date Newbridge's "OEM Product Matrix". The Vendor centre in South Deerfield, Massachusetts currently serves as the focal point for all Vendor service activities. The Vendor centre will be staffed and operational as described in section 2.0 of this Schedule.


2.  PROBLEM ESCALATION


    2.1  Escalation Process.
    ---  ------------------

    (a) Following identification by Newbridge of a problem that cannot be resolved by the regional First and Second Line support as described above, Newbridge will record details of the problem (including diagnostic information) and forward this information to Vendor.

    (b) Newbridge will be given a problem report number and will be provided with regular status and progress updates of Newbridge-escalated problems

    2.2  Problem Priority Definitions.  Four classifications of requests for
    ---- ----------------------------
information or assistance are defined. In order to classify a request, Newbridge technical support personnel will confirm with Vendor the impact of the problem to determine an appropriate classification. Where parties disagree on the classification of a particular problem, the Vendor and Newbridge primary technical contacts will undertake to discuss the problem with a view to reaching a mutually acceptable classification.

         2.2.1  Emergency Priority.  Problems that have been verified through
         ------ ------------------
formal maintenance channels as problems affecting service, which cause major functionality to be inoperative and therefore affect the normal business operations during the normal working day. There is no acceptable work around. To ensure the fastest possible response, problems classified as Emergency will be reported via telephone.

         2.2.2  High Priority:  Problems that have been verified through the
         -----  -------------
formal maintenance charmers as problems affecting service which cause major functionality to be inoperative and therefore affect the normal business operations during the normal working day. There is an acceptable work around.

         2.2.3  Medium Priority: Problems that have been verified through the
         -----  ---------------
formal maintenance channels as causing particular features or functionality to be inoperative, but do not affect the normal business operations during the normal working day. There is no acceptable work around.

         2.2.4  Low Priority:  Problems that have been verified through the
         -----  ------------
formal maintenance channels as causing particular features or functionality to be inoperative, but do not affect the normal business operations during the normal business operations during the working day. There is an acceptable work around.

    2.3  Time-scale Objectives.  In order for Newbridge to offer support
    ---  ---------------------
services to its distributors and End Users, Vendor will use best endeavors to meet the following response, progress and restore time objectives. If these time-scales cannot be met, Vendor will immediately notify Newbridge and Vendor and Newbridge Primary technical contacts will undertake to discuss the problem with a view to reaching- a mutually acceptable solution.

         2.3.1  Response Time.  The time from when Newbridge makes a request for
         -----  -------------
a problem to be escalated and Vendor responds to the request. The response times are classified as:

         .  Emergency  - One hour, 24 hours a day, 7 days a week
         .  High       - Two hours, during normal business hours
         .  Medium     - One business day
         .  Low        - Two business days


         2.3.2  Progress Time.  Newbridge may contact Vendor at any interval for
         -----  -------------
any problem to solicit update information. The time between Vendor making the initial response to Newbridge and providing unsolicited updates, by telephone or fax to the request for information or assistance are as follows:

         .  Emergency  - One call every business day
         .  High       - One call every two business days
         .  Medium     - One call every working week
         .  Low        - One call every working month


         2.3.3  Restore Time.  The time between Vendor receiving and accepting
         -----  ------------
the problem from Newbridge and the delivery of an acceptable work-around (or fix) for the problem:

         .  Emergency   - Vendor will use all best efforts and resources at its
                        disposal to ensure that an End User's network is
                        restored to operation status, as soon as possible, but
                        not to exceed twenty four (24) hours from receiving the
                        problem from Newbridge. Vendor will also use all best
                        efforts and resources at its disposal to deliver an
                        acceptable work-around (or fix) for the problem as soon
                        as possible, but not to exceed one month following
                        diagnosis.
         .  High        - within the next maintenance release, which will be
                        issued no later than eight weeks after diagnosis.
         .  Medium      - less than 6 months
         .  Low         - less than 6 months

         2.3.4 Defect Fix Time.  The time between Vendor receiving and accepting
         ----- ---------------
the problem from Newbridge and the delivery of an acceptable, final fix for the problem:

         .  Emergency  - less than 1 month
         .  High       - less than 3 months or within next maintenance release
                         whichever is shorter
         .  Medium     - less than 6 months
         .  Low        - less than 12 months

3.  SUPPORT FOR THIRD-PARTY EQUIPMENT


    3.1  Products Supported.  Newbridge will provide support services, as
    ---  ------------------
described in this Schedule, for the Vendor Products, with the exception of products not manufactured or created by Vendor ("Third Party Equipment').

    3.2  Support for Third Party Equipment.  Support services for Third Party
    ---  ---------------------------------
Equipment will be provided directly by the appropriate third party supplier.

    3.3  Third Party Equipment Problem Escalation.  Problems with Third Party
    ---  ----------------------------------------
Equipment will be escalated by Vendor to the appropriate third party supplier. Upon completion of the problem fix, the third party supplier will provide Vendor with a written report detailing the problem fix and time. Vendor will be responsible for updating and closing the PTS after a Third Party Equipment fix.

                                  SCHEDULE E

                             STANDARDS COMPLIANCE
                                      AND
                                PRODUCT CHANGES


1.  STANDARDS COMPLIANCE


    1.1  Vendor Responsibilities.  Vendor shall be responsible for:
    ---  -----------------------

         1.1.1 Verifying and maintaining compliance of the Vendor Product to the Standards listed in the Technical Specifications listed in Schedule F and attached hereto (hereinafter referred to as "Standards"). In the event of any conflict or inconsistency between the terms of this Schedule E and the terms of the Technical Specifications, the terms of the Technical Specifications shall prevail.

         1.1.2 Implementing any design changes required to the Vendor Product for compliance of the Vendor Product to the Standards.

         1.1.3 All applicable regulatory approvals for the Vendor Product sought in Vendor's normal course of business and in accordance with Section 1.5 of this Schedule E. For such approvals required by Newbridge and not sought in Vendor's normal course of business, the parties shall reasonably share the costs incurred by the approval processes based on good faith negotiations.

         1.1.4 Providing Newbridge with information, including but not limited to soft copies of bills of materials and reliability information, as required for Newbridge to complete evaluation of the Vendor Product to Standards.

         1.1.5 Compiling the database of all the polymers used in the Vendor Product and ensuring they meet Bellcore NEBS flammability requirements per Standards. This database shall be submitted to Newbridge. (This paragraph shall not apply to the use of Rogers 4003 millimeter-wave circuit board which is enclosed within an 0-ring sealed metal housing.)

         1.1.7 Providing Newbridge with copies of test reports, as applicable, for product safety, Electromagnetic Compatibility (EMC), network interface, etc. demonstrating compliance to the Standards.

         1.1.8 Notifying Newbridge of systematic failures, defined as failures exceeding predicted failure rates specified in the Technical Specifications listed in Schedule F.

         1.1.9 Submitting to Newbridge qualification test results for vital components such as power supplies, fans, optical interfaces, batteries and ASICs.

         1.1.10 Providing (under suitable non-disclosure provisions where appropriate) documents such as PCB and mechanical drawings, schematics, Bills of Materials, to Newbridge and Newbridge customers, on request.

    1.2  Newbridge Responsibilities.  Newbridge shall be responsible for:
    ---  --------------------------

         1.2.1 Verifying and maintaining compliance of the Vendor Product integrated with Newbridge cards and modules to the applicable Standards.

         1.2.2 Advising Vendor of any design changes to the Vendor Product as required for compliance of the Vendor Product to the applicable Standards.

         1.2.3 Pursuing regulatory approvals as required on the Vendor Product integrated with Newbridge cards and modules and in accordance with Section 1.5 of this Schedule E.

    1.3  Ownership of Approvals. Ownership of the approvals shall reside with
    ---  ----------------------
the party responsible for obtaining and maintaining the regulatory approvals.

    1.4  Transfer of Approvals.  As applicable and upon request, Vendor shall
    ---  ---------------------
assist Newbridge in registering second approvals in Newbridge's name where permitted by law. Any costs associated with second approvals shall be borne by Newbridge.

    1.5  Regulatory Approvals.  The Vendor Product shall have the following
    ---  --------------------
regulatory approvals markings, as applicable:

         1.5.1  Canadian Standards Association (CSA) logo or equivalent.

         1.5.2  Underwriters Laboratories, Inc. (UL) logo or equivalent.

         1.5.3 Federal Communications Commission (FCC) Part 15 and Part 68 markings.

         1.5.4  Industry Canada (IC) ICES-003 and CS-03 markings.

         1.5.5  Food and Drug Administration (FDA) markings.

         1.5.6  European Community CE marking to the Low Voltage Directive
(LVD), EMC directive and Telecommunications Terminal Equipment (TTE) directive.

         1.5.7 The Vendor Product documentation shall include all required statements and markings for the Standards. Newbridge document GENO050 [15], titled Regulatory Approvals Statement, can be used for guidance.

2.  PRODUCT CHANGES


    2.1 After Newbridge approval of Pre-production Prototypes and immediately after Vendor internal approval of an Engineering Change Order ("ECO") that effects the Form, Fit or Function of a Product (as defined herein) and that may affect the approvals for the Vendor Products, Vendor shall notify Newbridge in writing, detailing the anticipated changes to such Product. Prior to implementing the changes to the Product, Vendor must receive written approval from Newbridge for the changes, such approval not to be unreasonably withheld.

         2.1.1 "Form": Includes weight, density, chemical, or material composition, size, shape, structure, appearance, protocol, pattern, composition, configuration and marking/identification;

         2.1.2 "Fit": Refers to suitability or readiness for a particular application, including extremes or environment and marginal parameters, or interfacing systems and physical, or signal compatibility with interfacing systems or surroundings. This includes the Vendor Product level of performance, safety margin, reliability, maintainability and installability; and

         2.1.3 "Function": The set tasks or purposes for which the Vendor Product are used by the customer including all the tasks generally accepted for the Vendor Product and those specifically designated by the customer.

    2.2 Vendor shall send copies of ECOs not affecting Form, Fit or Function of the Vendor Product to Newbridge. These ECOs do not require Newbridge review prior to implementation.

    2.3 Newbridge and Vendor shall assign ECO primes who shall be responsible for implementing the inter-company ECO obligations outlined herein.

    2.4 Newbridge reserves the right to have Vendor continue to build older versions of the Vendor Product for specific Newbridge customers for a period of time, and at a price to be mutually agreed by the parties and subject to the provisions of Section 8.3 of this Agreement.

                                  SCHEDULE F

                           TECHNICAL SPECIFICATIONS

                                    [***]

[***] Confidential Treatment Requested.